UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                  Investment Company Act File Number: 811- 5104



                          Capital World Bond Fund, Inc.
               (Exact Name of Registrant as specified in charter)

                              333 South Hope Street
                          Los Angeles, California 90071
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (213) 486-9200

                   Date of fiscal year end: September 30, 2003

                  Date of reporting period: September 30, 2003





                                Julie F. Williams
                     Capital Research and Management Company
                              333 South Hope Street
                          Los Angeles, California 90071
                     (name and address of agent for service)


                                   Copies to:
                             Robert E. Carlson, Esq.
                      Paul, Hastings, Janofsky & Walker LLP
                             515 South Flower Street
                          Los Angeles, California 90071
                          (Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

[logo - American Funds(R)]

The right choice for the long term(R)

CAPITAL WORLD BOND FUND

[cover: computer screen and keyboard with cup of coffee, tablet of paper and pencil, and two passports with airline tickets inside]

Special report:
A look at our investment process

Annual report for the year ended September 30, 2003

Capital World Bond Fund(R) seeks to maximize long-term total return, consistent with prudent management, by investing primarily in a global portfolio of investment-grade bonds denominated in U.S. dollars and other currencies. The fund may also invest in lower quality, high-yield debt securities.

This fund is one of the 29 American Funds, the nation's third-largest mutual fund family. For more than seven decades, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.


Contents
Letter to shareholders                                                       1
The value of a long-term perspective                                         3
Special report: A look at our investment process                             4
About your fund                                                              8
Inside your fund's investment portfolio                                      9
Financial statements                                                        19
Directors and officers                                                      31
What makes American Funds different?                                back cover


Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Results for other share classes can be found on page 30. For the most current investment results, please refer to americanfunds.com. Please see the inside back cover for important information about other share classes.

The fund's 30-day yield for Class A shares as of October 31, 2003, calculated in accordance with the Securities and Exchange Commission formula, was 3.40%. The fund's distribution rate for Class A shares as of that date was 2.99%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund's past dividends paid to shareholders. Accordingly, the fund's SEC yield and distribution rate may differ.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. Investing in non-U.S. bonds is subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, higher transaction costs, possible changes in taxation and illiquidity. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal. For more complete information, please read the prospectus.

FELLOW SHAREHOLDERS:

The slow pace of growth in leading economies around the world set the stage for favorable results in global bond markets. A decline in the dollar versus other major currencies magnified returns on non-U.S. dollar bonds for shareholders. These factors, combined with a careful selection of individual credits, helped the fund deliver exceptional returns for the recent fiscal year.

For the 12 months ended September 30, 2003, Capital World Bond Fund produced a total return of 21.3% -- about half of which owes to currency factors and the rest to capital appreciation and income. Dividends paid by the fund totaled 50 cents a share, and those who reinvested them earned an income return of 3.24%. Those who elected to receive distributions in cash earned an income return of 3.21%.

The fund's total return significantly outpaced the 12.5% return of the Lehman Brothers Global Aggregate Bond Index, which is unmanaged and does not include expenses. It also surpassed the 14.5% average total return of global income funds as measured by Lipper.

SETTING THE GLOBAL STAGE

Slow economic growth often benefits bond investors because it tends to lessen inflationary pressures and often leads to lower interest rates. Under such conditions, the prices of existing bonds typically rise. (Bond prices move inversely to interest rates.) This was the case in the United States and throughout much of Europe in the early part of the fiscal year.

[Begin Sidebar]

 (as of September 30, 2003, with             Cumulative           Average annual
  all distributions reinvested)             total return           total return

RESULTS AT A GLANCE
1 year                                           +21.3%                --
5 years                                          +34.5%               +6.1%
10 years                                         +88.8%               +6.6%
Lifetime (since August 4, 1987)                 +240.0%               +7.9%

[End Sidebar]

In October 2002, the start of the fiscal year, the economic recovery in the United States was still quite fragile. The collapse of the technology bubble, the recession of 2001 and a handful of highly publicized accounting scandals still lingered in the minds of investors and created a sharp division in the bond market: Government bonds were prized among investors, while corporate bonds -- especially lower rated debt -- were largely shunned. Over the course of the fiscal year, that preference would change significantly as evidence of renewed economic vigor steadily began to emerge.

Changes in the economic climate and in the bond market were helped along by the aggressive easing of the Federal Reserve. In November 2002, the Fed lowered short-term rates for the twelfth consecutive time in two years in an effort to bolster the nascent economic recovery. In June 2003, it lowered rates again, setting the key federal funds rate at 1.0%, its lowest level in decades. Although short-term rates remain quite low, intermediate- and long-term rates began to rise in mid-June, as did expectations for a stronger recovery. The rise in rates erased most of the gains that U.S. government bonds had posted earlier in the year; returns for U.S. government debt were among the lowest for developed countries. In contrast, weaker corporate credits generally fared better, with high-yield bonds producing some of the strongest gains of the year as they recovered from last year's depressed prices. Overall, the U.S. investment-grade bond market returned 5.5% for the fiscal year as measured by the Citigroup Broad Investment-Grade (BIG) Bond Index.

EUROPE

The European bond environment was largely shaped by weakness in its major economies: Germany and Italy both experienced mild recessions, while growth in France slowed as the year advanced. The European Central Bank, echoing the actions of the Federal Reserve, also lowered short-term rates in an effort to spur the fragile economies of Europe. Weakness in Switzerland and in the United Kingdom prompted the central banks of those countries to ease as well. European government bonds tended to track with their U.S. government counterparts, but produced stronger returns for the 12-month period. Many of the fund's investments in this region were further bolstered by a decline in the value of the dollar versus the euro, the Swedish krona and other currencies of the region; in most cases, this decline magnified solid single-digit returns in local currencies into double-digit gains in U.S. dollars. Please refer to the tables on page 8 for more information on individual country returns.

[Begin Sidebar]
As reported in the press, instances of excessive short-term trading and illegal "late trading" (trading after 4 p.m. Eastern time) have been discovered at a number of different fund companies. In several of those cases, fund personnel engaged in or permitted these activities in clear violation of regulatory requirements and strict internal policies. This sort of conduct is unethical and detrimental to long-term shareholders. We will not tolerate it at American Funds. Although it is often difficult to detect and prevent abusive trading practices, we are committed to taking action to combat this harmful activity wherever we find it.
[End Sidebar]

JAPAN

In recent years, the fund has maintained a relatively small exposure to Japan due to ongoing economic concerns and the low level of interest rates. This past year, returns on government bonds, though only marginally negative in yen, were the weakest among developed markets. Surprisingly strong economic growth in the second quarter of 2003 put pressure on bond prices, with the 10-year government yield increasing more than one percentage point this summer to 1.62%, its highest level in nearly three years. The sell-off in Japanese bonds was offset, however, by a significant strengthening of the yen versus the dollar. As a result, the fund's return on yen-denominated debt was positive for the year.

CORPORATE BONDS

Corporate bonds, including U.S. and non-U.S. investments, made a strong showing, recovering from distressed levels in 2002 and posting some of the strongest gains in the bond market. In general, lower quality credits outpaced higher quality debt. High-yield bonds, in particular, benefited from improving investor sentiment, as companies focused on cleaning up their balance sheets, reducing costs and improving core operations. Among the fund's corporate holdings, investments in media, wireless and diversified telecommunications produced solid gains, helping the fund reap exceptional returns.

DEVELOPING MARKETS

Bonds from developing markets, which include both investment-grade and high-yield credits, also helped boost returns during the fiscal year. These bonds are an important component of the fund's global mandate. Portfolio holdings include investments in Turkey, Brazil, Russia, Bulgaria and Mexico.

THE ADVANTAGE OF A GLOBAL PERSPECTIVE

While we are certainly pleased with the fund's results for the year, we caution shareholders that double-digit returns are the exception, not the rule, in most fixed-income markets. In the United States, for example, interest rates have moved higher this year as prospects for economic recovery have strengthened; a further rise in interest rates would have a dampening effect on bond prices in that market.

Whichever way rates go, we believe Capital World Bond Fund will continue to benefit from the vast global reach and ongoing research of its investment staff. Some of the most attractive investment opportunities may well emerge in other markets of the world where borrowing conditions are poised to improve and where currencies may continue to strengthen against the dollar. Even as the fund seeks to benefit from the wide range of markets to which it has access, so, too, it benefits from the diversity of skills and opinions that shape our investment ideas. We invite you to learn more about the fund's investment process in our special report starting on page 4.

As always, we thank you for your continued support, and we remain confident that Capital World Bond Fund will play an important role in helping you achieve your long-term investment goals.

Cordially,

/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Chairman of the Board


/s/ Abner D. Goldstine
Abner D. Goldstine
President

November 13, 2003


The value of a long-term perspective

HOW A $10,000 INVESTMENT HAS GROWN OVER THE FUND'S LIFETIME

[begin mountain chart]

Year            Capital         Consumer          Lehman Brothers
Ended           World           Price Index       Global Aggregate   Original
September 30    Bond Fund(2)    (inflation)(3)    Bond Index (1,2)   Investment

1987 (4)        $9,589          $10,105           $ 9,866            $10,000
1988            $10,852         $10,527            11,281            $10,000
1989            $11,444         $10,984            12,014            $10,000
1990            $12,354         $11,661            12,949            $10,000
1991            $14,343         $12,056            14,937            $10,000
1992            $15,699         $12,417            17,259            $10,000
1993            $17,332         $12,750            18,744            $10,000
1994            $17,225         $13,128            18,716            $10,000
1995            $20,343         $13,462            21,670            $10,000
1996            $21,903         $13,866            22,913            $10,000
1997            $22,863         $14,165            24,155            $10,000
1998            $24,330         $14,376            27,263            $10,000
1999            $24,252         $14,754            26,852            $10,000
2000            $23,308         $15,264            26,269            $10,000
2001            $24,748         $15,668            28,363            $10,000
2002            $26,967         $15,905            31,015            $10,000
2003            $32,721         $16,274            34,903            $10,000
                             Year ended September 30
[end mountain chart]


Average annual total returns
(based on a $1,000 investment with all distributions reinvested)

CLASS A SHARES*                                Periods ended
Reflecting 3.75% maximum sales charge             9/30/03

One year                                          +16.77%
Five years                                         +5.29%
Ten years                                          +6.16%

*Results for other share classes can be found on page 30.

(1) Lehman Brothers Global Aggregate Bond Index did not exist until December 31, 1989. For the period August 4, 1987, to December 31, 1989, the Salomon Brothers World Government Bond Index results were used.
(2)  With dividends and capital gains reinvested or interest compounded.
(3) Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
(4) For the period August 4, 1987 (when the fund began operations), through September 30, 1987.

These figures, unlike those shown earlier in this report, reflect payment of the maximum sales charge of 3.75%, so the net amount invested was $9,625. Prior to January 10, 2000, the maximum sales charge was 4.75%. As outlined in the prospectus, the sales charge is reduced for larger investments. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. The market indexes are unmanaged and do not reflect sales charges, commissions or expenses.

PAST RESULTS ARE NOT PREDICTIVE OF FUTURE RESULTS. No adjustment has been made for income or capital gain taxes. The results shown are before taxes on fund distributions and sale of fund shares.

[photograph: tablet of paper and pencil next to cup of coffee]

A LOOK AT OUR INVESTMENT PROCESS

Some say the world is getting smaller. A global bond investor might see things differently. Each passing year seems to bring more bonds from a greater variety of global markets: new borrowers, old borrowers in new circumstances, more sophisticated debt structures and sometimes even a choice of currencies if the borrower has a multinational perspective. The proliferation of choices might perplex some investors, but for Capital World Bond Fund, the range of choices is an important ingredient in the investment process.

On the following pages, we'll take a look at facets of the investment process as practiced by the fixed-income professionals of Capital World Bond Fund. We hope that this discussion provides our shareholders with a better understanding of the fund, a stronger appreciation for its intrinsic values and a clearer sense of how we pursue the fund's objectives.

FUNDAMENTAL DISTINCTIONS

Many global debt funds have a single individual managing the portfolio. Capital World Bond Fund has five portfolio counselors (four global bond specialists and a global corporate high-yield specialist) who each manage a portion of the fund's assets. In addition, a team of global fixed-income analysts manages a sixth portion (see diagram at right). These investment professionals operate from our offices in Los Angeles and London; geographical dispersion is an important investment strength for a globally oriented fund that looks for investment opportunities both in the United States and abroad.

Some global debt funds are designed to match a global index; in this sense they are passively managed. Some of these funds are also fully hedged back into U.S. dollars, reducing volatility but also the opportunity to take advantage of currencies that might appreciate against the dollar. By design, Capital World Bond Fund actively manages its bonds and currencies. Our exposure to bond markets and to individual borrowers is based on fundamental analysis -- that is, on the merits of each bond itself. We recently adopted the Lehman Brothers Global Aggregate Bond Index as a tool to communicate to shareholders areas of likely investment and to assess returns. However, the fund's objective is to provide shareholders with the widest diversity of the best investments we can find. These elements -- management diversity and research-driven selection -- go to the core of the fund's investment process.

MANAGING COMPLEXITY

The multiple portfolio counselor system has long been a hallmark of Capital Research and Management Company, adviser to the fund. One distinction of this system is that each portfolio counselor invests independently, in accordance with the fund's objectives. As a result, returns tend to be less volatile and more consistent over time. Each portfolio counselor is able to exercise his or her expertise and invest according to his or her strongest convictions. This applies to the research portion of the fund's portfolio, as well, offering our analysts a unique opportunity to contribute to the fund's results. Portfolio counselor Jim Mulally notes, "This system encourages us to maximize our individual abilities without having to defer to a specific style. The fund's objective is our mandate, our directive, but that embraces a fairly wide spectrum of choices in the global market."

[Begin Pull Quote]
"This system encourages us to maximize our individual abilities."
[End Pull Quote]

[Begin Sidebar]
WHO MANAGES YOUR FUND?

Capital World Bond Fund has five portfolio counselors, four of whom manage with a broad global mandate and one who focuses on corporate high-yield debt. A sixth portion of the fund is devoted to research analysts who put their best ideas to work for you. This system brings together more than 80 years of investment experience for the benefit of fund shareholders.

[illustration of a pie with six segments]

o  GLOBAL BOND SPECIALISTS
   Mark Dalzell
   Thomas Hogh
   James Mulally
   Robert Neithart

o  GLOBAL CORPORATE
   high-yield specialist
   Susan Tolson

o  RESEARCH PORTFOLIO
   Global fixed-income analysts
[End Sidebar]

The multiple portfolio counselor system consists of much more than apportioning the pie. It is also a mechanism for sharing expertise, a colloquium for formulating new investment ideas, and an ongoing dialogue that advances the objectives of the fund. The portfolio counselors and analysts of Capital World Bond Fund gather regularly to examine various aspects of the global bond market that pertain to the fund. At one meeting, the topic may be markets in the euro zone and the euro currency; the following week, gilts (government bonds in the United Kingdom) may become the focus, or Japanese government bonds.

TAKING A BROAD VIEW

A vital aspect of the fund's investment process is rigorous attention to the macroeconomic conditions of the countries in which we invest. Using all the resources of Capital Research, we carefully monitor the economic growth prospects, fiscal and monetary conditions, inflation patterns, balance of payments prospects (a country's trade, current and capital accounts), underlying credit quality, commitment to economic reforms, and the politics of each country in which the fund invests. Only then can we begin to understand the forces that might affect the fundamental values of the bonds held in the portfolio. Moreover, the world has become a vastly more interconnected marketplace, and it is increasingly important to understand how economic and market conditions in one region of the world might affect other regions. To facilitate that understanding, the fund's portfolio counselors have access to more than 120 investment professionals who work for Capital Research in 11 offices around the world.

GROWING MARKETS, CHANGING MARKETS

The growth of worldwide bond markets has created new and enticing opportunities for Capital World Bond Fund. To access these opportunities, the fund broadened its mandate in November 1999, allowing it to invest up to 25% of its assets in securities rated below investment grade. The catalysts for this expansion were the increasing depth and breadth of the global corporate high-yield market and the parallel growth of a market for developing country bonds.

Because of the risk characteristics of these bonds and the limits imposed by the fund's mandate, global corporate high-yield and developing country debt receive special scrutiny. Some meetings are devoted to the fund's investments in these specialized markets. The fund's counselors collectively determine how much of the fund's assets should be invested in high-yield bonds, and the portion allotted to high-yield corporate debt is then managed specifically by Susan Tolson. Please see page 7, "A Special Focus on Risk," for more details.

[photograph: two passports with airline tickets inside lying on tablet of paper]

In addition to creditworthiness, the portfolio counselors carefully consider the fund's currency exposures. Portions of the portfolio holdings denominated in non-U.S. currencies may be hedged when counselors deem it prudent to limit currency risks; at other times, counselors will seek to take advantage of changing currency relationships if they believe the changes will bolster returns.

SHARING INFORMATION

Every discussion, every meeting helps portfolio counselors refine their investment strategies and perceptions of risk and reward in the global markets. Basic investment questions are repeatedly evaluated: How much risk is appropriate for the fund under current market conditions? Which sectors of the bond market are the most attractive? Least inviting? Where are currencies headed? Although investment decisions are made independently, the fund's portfolio counselors use ongoing dialogue -- and a host of additional research forums -- to shape and hone strategies. Discussion, research and market experience are key ingredients in this decision-making process. Mark Dalzell, one of the fund's portfolio counselors, observes, "Shareholders benefit from the constant exchange of information and ideas because the fund is exposed to a range of opinions as to where values exist in global markets."

RESEARCH ADDING INSIGHT AND RESONANCE

The fixed-income analysts of Capital Research greatly expand and enrich the flow of information that the fund's counselors share. Each analyst typically specializes in a sector of the bond market (such as asset-backed securities) or a particular segment of the corporate market (such as media companies or bank and financial institutions). Some devote themselves exclusively to economic analyses of countries and regions. Whatever the specialty, our bond analysts often join forces with their equity counterparts to visit companies (or countries), to share impressions and to forge opinions of borrowers they collectively cover. These recommendations form the basis for investment decisions made by the counselors.

INVESTING WITH EXPERIENCE

At Capital Research the roles of portfolio counselor and research analyst frequently overlap. Some portfolio counselors are also analysts, and analysts manage portfolio assets as well. The portfolio counselors of Capital World Bond Fund all possess years of experience in global investing, which helps to guide them when making investment decisions. At the same time, a portion of the fund's assets -- currently about 13% -- is allotted to a research portfolio, where the best investment ideas of our research analysts find expression. Portfolio counselor Rob Neithart notes, "The research portfolio serves as a signaling mechanism to the fund's portfolio counselors and is a wonderful incubator for new and timely investment ideas."

Capital Research's unique culture and management system encourage a wide range of viewpoints. That's particularly important for a global bond fund, which, by definition, embraces a large variety of distinct markets. No single person could monitor them all and master them as well. Successful global investing requires open-mindedness and mutual dedication. It also requires rigorous research and an appetite for new ideas. Capital World Bond Fund embraces that diversity not only in the fund's holdings, but in the very process that brings bonds into the portfolio.

[photograph: close-up of two passports, each with airline tickets inside] [Begin Pull Quote]
"Shareholders benefit from the constant exchange of information and ideas." [End Pull Quote]

[Begin Sidebar]
A SPECIAL FOCUS ON RISK

Managing risk is an important consideration for every portfolio counselor. High-yield bonds require special attention because their potential for higher returns comes with a greater degree of risk.

Each month, the fund's counselors -- Mark, Thomas, Jim, Rob and Susan -- gather to determine the recommended allocation to high-yield bonds, which includes both corporate and some developing market debt. The fund has set a maximum limit of 25% of net assets for all bonds rated below investment grade, but in practice, the percentage has been much lower. This procedure allows each counselor to voice an opinion regarding the level of appropriate risk given current market conditions.

Once they've decided, the portion allocated to corporate high-yield debt is the management responsibility of Susan. Her extensive experience in the high-yield market provides a solid background for determining just how these funds are invested.

The portion of high-yield debt allotted to developing markets is typically shared among the global bond specialists (Mark, Rob, Thomas and Jim) or research analysts who have expertise and strong convictions in developing markets. In total, the fund may invest up to 20% of net assets in developing market debt, but this includes bonds rated above and below investment grade. Recently, a number of these countries have been upgraded to investment-grade status, reflecting ongoing improvements in the conditions of many developing countries.

QUALITY BREAKDOWN

The chart below depicts the fund's investments by credit quality as of 9/30/03.

[begin pie chart]

AAA -- 48.3%
AA -- 10.2%
A -- 9.9%
BBB -- 8.8%

High-yield -- 16.1%
     Corporate bonds -- 10.9%
     Developing country bonds -- 5.2%

Cash & equivalents -- 6.4%
Equity-related securities -- 0.3%
[end pie chart]
[End Sidebar]

ABOUT YOUR FUND

Capital World Bond Fund offers shareholders a selection of global bonds that is unparalleled among the other fixed-income funds of the American Funds family. It may invest in virtually any bond market in the world and in debt denominated in any currency. This broad mandate allows the fund to seek a high level of total return through capital appreciation, through a wide range of income opportunities and from changing currency relationships.

Portfolio summary

[begin pie chart]

Percent of net assets as of September 30, 2003

Non-U.S. government/agency securities               58.2%
Non-U.S. corporate bonds                            12.8
U.S. corporate bonds                                11.8
Mortgage- and asset-backed securities               5.5
U.S. Treasury notes & bonds                         3.9
U.S. government agency notes & bonds                1.0
Equity-related securities                           0.3
Municipal securities                                0.1
Cash & equivalents                                  6.4

[end pie chart]


Net assets and portfolio turnover

                        Fund net assets             Portfolio
Fiscal year             (millions)                  turnover

2003                    $ 1,037                         83%
2002                        577                         48
2001                        408                         61
2000                        418                         52
1999                        554                        129


Expense ratios
as of September 30, 2003

Capital World Bond Fund (Class A Shares)                1.04% +
Lipper average of global income funds
   (front-end load funds only)                          1.27

+ Capital Research and Management Company voluntarily reduced fees for investment advisory services. Had such fees not been reduced, the expense ratio would have been 1.09%.


Capital World Bond Fund net assets
As of September 30, 2003

                        Before                    After
                        currency                  currency
                        hedging                   hedging

United States            37.4%                      28.6%
Europe                   51.4                       49.1
Japan                     6.4                       16.9
Dollar bloc*              4.8                        5.4

Securities and currency weightings may differ due to the fund's use of hedging techniques designed to control its exposure to fluctuations in exchange rates. Short-term investments, cash equivalents, receivables and payables are included in the securities weighting.

*    Dollar bloc includes Australia, Canada and New Zealand.


Where the fund's assets are invested...
....and how those markets have done over the past year
as of September 30, 2003
                                                        Government
                                                        bond market
                                                        total returns (3)
                                 Capital World          12 months ended
                                   Bond Fund            September 30, 2003

                                   Currency
                                   weighting           In local        In U.S.
Country                         (after hedging)        currency        dollars

European Monetary Union (1)          39.5%                6.5%          25.5%
United States (2)                    28.6                 3.2            3.2
Japan                                16.9                -0.3            8.6
Sweden                                3.5                 7.4           28.8
Canada                                2.8                 6.8           25.5
Hungary                               2.3                  - *            - *
Denmark                               2.1                 6.8           25.9
Australia                             1.4                 5.1           30.9
New Zealand                           1.2                 7.5           36.1
Norway                                0.7                12.4           18.1
Turkey                                0.5                  - *            _ *
United Kingdom                        0.3                 2.6            8.4
Poland                                0.2                  - *            - *

(1) Euro-denominated bonds including corporate and European government debt. European Monetary Union consists of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.
(2) Includes U.S. dollar-denominated bonds of other countries, totaling 16.9% (see pages 12-18).
(3) Source: Citigroup World Government Bond Index, based on bonds with remaining maturities of at least one year.
*    this market is not included in the Citigroup World Government Bond Index.



INVESTMENT PORTFOLIO  September 30, 2003

                                                                                          Principal        Market
                                                                                       amount (000)         value
Bonds and notes                                                                           or shares         (000)

Euros  -  42.75%
German Government:
 7.50% 2004                                                                        Euro          45      US$    55
 6.50% 2005                                                                                   6,800          8,573
 6.875% 2005                                                                                  2,604          3,256
 4.50% 2006                                                                                   2,065          2,537
 6.00% 2006                                                                                     500            628
 6.00% 2007                                                                                     600            775
 5.25% 2008                                                                                  21,901         27,752
 3.75% 2009                                                                                  13,000         15,531
 5.375% 2010                                                                                 12,150         15,651
 5.25% 2011                                                                                  23,435         30,076
 5.00% 2012                                                                                   5,700          7,189
 6.25% 2024                                                                                   5,000          7,008
 6.25% 2030                                                                                  10,900         15,440
French Government:
 OAT 5.50% 2007                                                                               3,000          3,818
 OAT 5.25% 2008                                                                               3,489          4,435
 OAT 3.00% 2009 (1)                                                                             836            984
 OAT 4.00% 2009                                                                              35,765         43,189
 OAT Strip Principal 0% 2011                                                                  6,150          5,413
 OAT 5.00% 2011                                                                              14,820         18,693
 OAT Strip Principal 0% 2019                                                                 19,200         10,609
 OAT 5.50% 2029                                                                               2,000          2,563
Netherlands Government:
 5.25% 2008                                                                                   5,750          7,320
 3.75% 2009                                                                                   8,295          9,857
 5.50% 2010                                                                                   6,000          7,791
 5.00% 2012                                                                                   8,235         10,372
 7.50% 2023                                                                                   1,500          2,382
 5.50% 2028                                                                                   3,310          4,249
Spanish Government:
 6.00% 2008                                                                                   8,840         11,539
 5.40% 2011                                                                                   5,750          7,440
 6.15% 2013                                                                                  10,088         13,768
Greece (Republic of):
 8.90% 2004                                                                                   1,761          2,119
 8.80% 2007                                                                                   5,047          7,108
 8.60% 2008                                                                                   3,786          5,412
 7.50% 2013                                                                                   2,386          3,531
Finland (Republic of) 5.75% 2011                                                             11,735         15,485
Bayer Hypo-Vereinsbank 6.00% 2014                                                             3,900          4,749
HVB Funding Trust VIII 7.055% (undated)                                                       3,150          3,722
Bayerische Vereinsbank, Series 678, 5.50% 2008                                                1,250          1,590
Bulgaria (Republic of) 7.50% 2013                                                             5,788          7,474
Belgium (Kingdom of) 3.75% 2009                                                               6,250          7,436
Deutsche Telekom International Finance BV: (2)
 7.50% 2007                                                                                     250            329
 7.125% 2011                                                                                  1,750          2,335
 8.125% 2012                                                                                  2,845          4,086
Romania (Republic of):
 10.625% 2008                                                                                 3,565          5,053
 8.50% 2012                                                                                     735            996
National Westminster Bank PLC 6.625% (undated) (2)                                            4,200          5,515
Royal Bank of Scotland PLC 4.875% 2009                                                          250            307
France Telecom:
 8.25% 2008 (2)                                                                               3,030          4,047
 7.00% 2009                                                                                     900          1,206
NGG Finance PLC 6.125% 2011                                                                   3,440          4,398
Skandinaviska Enskilda Banken AB 5.625% 2012 (2)                                              3,400          4,238
HSBC Capital Funding LP 8.03% noncumulative preferred (undated) (2)                           1,900          2,730
Household Finance Corp. 5.125% 2009                                                           1,000          1,235
Veolia Environnement 4.875% 2013                                                              3,300          3,817
Rheinische Hypothekenbank Eurobond 4.25% 2008                                                 3,000          3,647
RWE Finance BV:
 5.50% 2007                                                                                   2,000          2,519
 6.125% 2012                                                                                    250            328
MBNA Europe Funding PLC 6.50% 2007                                                            2,200          2,801
Commerzbank AG, Series 360, 6.125% 2011                                                       2,200          2,772
E.ON International Finance BV 5.75% 2009                                                      2,000          2,566
BNP Paribas:
 5.25% 2012                                                                                   1,800          2,221
 5.25% 2014 (2)                                                                                 250            310
Prudential PLC 5.75% 2021                                                                     2,010          2,460
Bank of America Corp. 3.625% 2008                                                             1,850          2,172
mmO2 6.375% 2007                                                                              1,645          2,077
Ireland (Republic of) Eurobond 5.00% 2013                                                     1,630          2,052
Societe Generale 5.625% 2012                                                                  1,540          1,956
PTC International Finance II SA 11.25% 2009                                                   1,250          1,604
United Mexican States Government Eurobonds, Global 7.50% 2010                                 1,200          1,585
International Paper Co. 5.375% 2006                                                           1,135          1,393
ING Bank NV 5.50% 2012                                                                        1,100          1,393
Corporacion Andina de Fomento 4.75% 2004                                                      1,000          1,174
Antenna TV SA 9.75% 2008                                                                      1,000          1,129
HBOS PLC 6.05% (undated) (2)                                                                    880          1,123
Svenska Handelsbanken AB 5.50% 2011 (2)                                                         900          1,111
Munich Re Finance BV 6.75% 2023                                                                 850          1,076
Telefonica Europe BV 5.125% 2013                                                                885          1,075
Ford Motor Credit Co. 6.75% 2008                                                                800            990
UPM-Kymmene Corp. 6.125% 2012                                                                   770            979
Philip Morris Finance (Cayman Islands) Ltd. 5.625% 2008                                         525            621
UniCredito Italiano SpA 5.00% 2011 (2)                                                          455            558
Landesbank Hessen-Thueringen 5.50% 2015                                                         440            556
Governor and Company of the Bank of Ireland 6.45% 2010                                          415            551
Standard Chartered Bank 5.375% 2009                                                             400            496
AT&T Corp. 6.50% 2006 (2) (3)                                                                   250            315
                                                                                                           443,421

Japanese yen  -  6.42%
Japanese Government:
 0.40% 2006                                                                       Yen       150,000          1,348
 0.90% 2008                                                                               3,225,000         29,206
 1.80% 2010                                                                               1,105,000         10,444
 0.50% 2013                                                                               1,520,000         12,581
Fannie Mae 2.125% 2007                                                                      420,000          3,981
Spain (Kingdom of) 3.10% 2006                                                               370,000          3,580
SHL 1999-1 Corp. Ltd.: (4)
 Class A-2, 0.754% 2024 (2)                                                                  91,249            819
 Class A-3, 2.09% 2024                                                                      175,478          1,601
Ontario (Province of) 1.875% 2010                                                           225,000          2,126
KfW International Finance Inc. 1.75% 2010                                                   100,000            942
                                                                                                            66,628

Hungarian forints  -  2.54%
Hungarian Government:
 8.50% 2006                                                                       HUF       830,000          3,871
 6.25% 2007                                                                               2,806,630         12,369
 Class C, 6.25% 2008                                                                        550,000          2,417
 6.75% 2013                                                                               1,700,000          7,682
                                                                                                            26,339

Swedish kronor  -  2.32%
Swedish Government:
 6.00% 2005                                                                       SKr         5,000            670
 8.00% 2007                                                                                   5,000            746
 5.00% 2009                                                                                  39,000          5,286
 5.25% 2011                                                                                  94,500         12,964
 Series 3105, 3.50% 2015 (1)                                                                  3,793            526
AB Spintab 6.00% 2009                                                                        28,000          3,899
                                                                                                            24,091

Canadian dollars  -  2.16%
Canadian Government:
 7.25% 2007                                                                       C$          7,985          6,699
 5.50% 2010                                                                                  18,200         14,540
 8.00% 2023                                                                                   1,200          1,208
                                                                                                            22,447

Danish kroner  -  1.82%
Nykredit: (4)
 6.00% 2029                                                                       DKr        11,389          1,845
 7.00% 2029                                                                                   3,388            564
 5.00% 2035                                                                                  28,813          4,348
Realkredit Danmark A/S 5.00% 2035 (4)                                                        36,379          5,542
Denmark (Kingdom of):
 7.00% 2004                                                                                   2,500            415
 5.00% 2005                                                                                  21,000          3,453
 6.00% 2009                                                                                   2,800            497
Danske Kredit: (4)
 6.00% 2029                                                                                  12,145          1,967
 7.00% 2029                                                                                   1,367            227
                                                                                                            18,858

Australian dollars  -  1.40%
Australian Government:
 6.75% 2006                                                                       A$          4,100          2,925
 10.00% 2006                                                                                    500            378
 5.75% 2011                                                                                   2,600          1,817
News America Holdings Inc. 8.625% 2014                                                        5,050          3,590
Queensland Treasury Corp., Series 2009-G, 6.00% 2009                                          4,250          2,977
New South Wales Treasury Corp.:
 7.00% 2004                                                                                     250            172
 8.00% 2008                                                                                   3,500          2,629
                                                                                                            14,488

New Zealand dollars  -  1.21%
New Zealand Government:
 6.50% 2013                                                                       NZ$         3,000          1,872
 4.50% 2016 (1)                                                                               9,514          6,127
Canadian Government 6.625% 2007                                                               7,500          4,591
                                                                                                            12,590

Norwegian kroner  -  0.83%
Norwegian Government:
 5.75% 2004                                                                       NOK         4,000            586
 6.75% 2007                                                                                  18,200          2,822
 6.00% 2011                                                                                  33,500          5,179
                                                                                                             8,587

Turkish lira  -  0.47%
Turkish Treasury Bill:
 0% 2003                                                                          TRL     5,650,050,000      3,896
 0% 2004                                                                                  1,501,000,000        957
                                                                                                             4,853

British pounds  -  0.41%
United Kingdom:
 7.25% 2007                                                                       Lira              500        924
 6.00% 2028                                                                                         350        698
ING Bank NV 7.00% 2010                                                                              700      1,298
Halifax Building Society 11.00% 2014                                                                400        968
Monumental Global Funding Ltd., Series 2001-N, 5.75% 2007                                           235        400
                                                                                                             4,288

Polish zloty  -  0.24%
Polish Government:
 8.50% 2006                                                                      PLZ              1,500        407
 8.50% 2006                                                                                       2,000        552
 6.00% 2010                                                                                       6,000      1,531
                                                                                                             2,490

Mexican pesos  -  0.00%
United Mexican States Government, Series M10, 10.50% 2011                        MXP                 11          1

U.S. dollars  -  30.73%
U.S. Treasury notes & bonds:
 1.875% 2004                                                                     US$              1,000      1,008
 5.875% 2004 (5)                                                                                  5,500      5,791
 1.125% 2005 (5)                                                                                  2,535      2,526
 6.875% 2006 (5)                                                                                    750        848
 6.125% 2007                                                                                        700        798
 6.25% 2007 (5)                                                                                      80         91
 5.625% 2008 (5)                                                                                    400        451
 5.75% 2010 (5)                                                                                   4,300      4,926
 6.50% 2010 (5)                                                                                     635        754
 3.50% 2011 (1) (5)                                                                                 951      1,075
 3.625% 2013 (5)                                                                                  3,765      3,698
 7.50% 2016 (5)                                                                                   1,000      1,306
 8.125% 2019 (5)                                                                                  4,790      6,639
 6.125% 2027 (5)                                                                                  2,050      2,375
 3.625% 2028 (1) (5)                                                                                824        990
 5.25% 2029 (5)                                                                                   6,500      6,742
Fannie Mae:
 6.00% 2008 (5)                                                                                     750        846
 6.00% 2011 (5)                                                                                   2,975      3,361
 6.00% 2013 (4) (5)                                                                               1,710      1,792
 6.00% 2015 (4) (5)                                                                               1,107      1,159
 Series 2002-W7, Class A-2, 4.80% 2022 (4) (5)                                                    1,000      1,038
 Series 2001-4, Class GA, 10.178% 2025 (2) (4)                                                       91        105
 6.25% 2029 (5)                                                                                   2,100      2,341
 3.819% 2033 (2) (4) (5)                                                                          4,000      4,031
 5.50% 2033 (4)                                                                                   5,350      5,438
Russian Federation 5.00% 2030 (2)                                                                18,000     17,123
Brazil (Federal Republic of):
 10.00% 2007                                                                                        500        537
 10.25% 2013                                                                                      1,000        982
 Bearer 8.00% 2014 (6)                                                                            8,989      8,315
 11.00% 2040                                                                                      2,700      2,565
DBS Capital Funding Corp., Series A, 7.657% noncumulative guaranteed
   preference shares (undated)  (2)                                                               3,800      4,369
Development Bank of Singapore Ltd.: (3)
 7.875% 2010 (5)                                                                                  2,250      2,700
 7.125% 2011                                                                                        800        925
Dominican Republic:
 9.50% 2006  (3)                                                                                  2,100      2,079
 9.50% 2006                                                                                       1,750      1,732
 9.04% 2013  (3)                                                                                  4,450      4,049
United Mexican States Government Eurobonds, Global:
 4.625% 2008                                                                                      1,025      1,048
 10.375% 2009                                                                                       250        321
 8.375% 2011                                                                                        700        835
 6.375% 2013                                                                                        750        793
 11.375% 2016                                                                                     2,000      2,886
 8.30% 2031                                                                                         950      1,081
 7.50% 2033                                                                                         500        524
Freddie Mac: (4)
 6.50% 2016                                                                                         622        656
 6.00% 2017                                                                                       1,374      1,435
 6.50% 2017                                                                                         470        495
 4.105% 2033 (2)  (5)                                                                             3,458      3,513
Ukraine Government 7.65% 2013  (3)                                                                5,000      5,000
Fuji JGB Investment LLC, Series A, 9.87% noncumulative
   preferred (undated)  (2)  (3)                                                                  3,125      3,371
IBJ Preferred Capital Co. LLC, Series A, 8.79% noncumulative
   preferred (undated)  (2)  (3)                                                                  1,200      1,239
Colombia (Republic of):
 10.00% 2012                                                                                      1,050      1,147
 10.75% 2013                                                                                      2,500      2,812
Tyco International Group SA:
 6.375% 2005                                                                                        620        648
 6.125% 2009 (5)                                                                                  2,000      2,100
 6.375% 2011                                                                                        900        933
France Telecom: (2)
 8.45% 2006                                                                                         500        566
 9.00% 2011                                                                                       2,230      2,729
Bulgaria (Republic of) 8.25% 2015                                                                 2,793      3,196
General Motors Acceptance Corp.: (5)
 6.875% 2011                                                                                        765        795
 7.25% 2011                                                                                       2,250      2,386
HCA Inc.:
 6.95% 2012                                                                                       1,000      1,063
 6.25% 2013                                                                                         500        508
 6.75% 2013                                                                                         370        389
Columbia/HCA Healthcare Corp.: (5)
 7.00% 2007                                                                                         600        654
 8.85% 2007                                                                                         485        549
Guatemala (Republic of):  (3)
 10.25% 2011                                                                                      1,750      2,012
 9.25% 2013                                                                                         975      1,041
Kazkommerts International BV:
 10.125% 2007                                                                                     1,000      1,093
 8.50% 2013  (3)                                                                                  2,000      1,955
State of Qatar 9.75% 2030                                                                         2,115      2,950
Peru (Republic of) 9.875% 2015                                                                    2,500      2,906
PCCW-HKT Capital Ltd.:
 7.75% 2011                                                                                       1,600      1,834
 7.75% 2011 (3)                                                                                     875      1,003
Dobson Communications Corp.:
 12.25% senior exchangeable preferred 2008 (6)                                                      638 shares 678
 13.00% senior exchangeable preferred 2009 (6)                                                      691        719
 8.875% 2013  (3)                                                                 US$               670        681
American Cellular Corp. 10.00% 2011  (3) (5)                                                        500        540
American Tower Corp. 9.375% 2009 (5)                                                              2,550      2,614
Crown Castle International Corp.:
 12.75% senior exchangeable preferred 2010 (6)  (7)                                                 220 shares 238
 9.00% 2011                                                                       US$               850        882
 9.375% 2011                                                                                        500        536
 0%/10.375% 2011 (8)                                                                                675        682
 0%/11.25% 2011 (8)                                                                                 150        150
PETRONAS Capital Ltd. 7.00% 2012  (3)                                                             2,050      2,350
Qwest Services Corp.:  (3) (5)
 13.00% 2007                                                                                      1,100      1,237
 13.50% 2010                                                                                        500        585
Qwest Capital Funding, Inc. 7.75% 2006                                                              500        492
DaimlerChrysler North America Holding Corp.:
 4.75% 2008                                                                                         530        543
 7.75% 2011                                                                                       1,500      1,717
Telefonica Europe BV 7.75% 2010                                                                   1,750      2,107
Burns Philp Capital Pty Ltd.:  (3)
 9.50% 2010                                                                                         250        262
 10.75% 2011                                                                                        250        262
 9.75% 2012 (5)                                                                                   1,500      1,507
Mobile Telesystems Finance 5.141% 2004  (2)  (3)                                                  2,000      1,997
Freeport-McMoRan Copper & Gold Inc. 10.125% 2010 (5)                                              1,770      1,987
Banque Centrale de Tunisie 7.375% 2012                                                            1,750      1,982
Six Flags, Inc.: (5)
 9.50% 2009                                                                                         500        479
 9.75% 2013 (3)                                                                                     800        756
Premier Parks Inc. 9.75% 2007                                                                       750        741
Nomura Asset Securities Corp., Series 1998-D6, Class A-1A,
   6.28% 2030 (4) (5)                                                                             1,822      1,964
Young Broadcasting Inc.: (5)
 Series B, 9.00% 2006                                                                               170        172
 Series B, 8.75% 2007                                                                             1,530      1,561
 10.00% 2011                                                                                        170        181
Allied Waste North America, Inc.: (5)
 Series B, 8.875% 2008                                                                              250        272
 10.00% 2009                                                                                      1,500      1,633
WaMu Mortgage Pass-Through Certficates Trust, Series 2003-AR7,
   Class A-7, 3.842% 2033 (2)  (4) (5)                                                            1,876      1,854
AES Corp.: (3)
 10.00% 2005                                                                                        500        517
 8.75% 2013  (5)                                                                                  1,250      1,319
Nextel Partners, Inc.:
 12.50% 2009                                                                                        250        286
 11.00% 2010                                                                                        250        274
 8.125% 2011  (3) (5)                                                                             1,275      1,249
Graphic Packaging International, Inc. 8.50% 2011  (3)                                             1,650      1,794
Illinois Power Special Purpose Trust, Series 1998-1, Class A-6,
   5.54% 2009 (4) (5)                                                                             1,575      1,714
Deutsche Telekom International Finance BV 9.25% 2032 (2)                                          1,250      1,713
Solectron Corp. 9.625% 2009 (5)                                                                   1,500      1,661
Terex Corp.:
 9.25% 2011                                                                                       1,100      1,210
 Class B, 10.375% 2011                                                                              400        450
MDC Holdings, Inc. 5.50% 2013 (5)                                                                 1,650      1,653
Open Joint Stock Co. Gazprom:
 9.125% 2007                                                                                        750        809
 9.625% 2013  (3)                                                                                   750        806
Earle M. Jorgensen Co. 9.75% 2012 (5)                                                             1,500      1,605
CHL Mortgage Pass-Through Trust, Series 2003-HYB3, Class 4-A-1,
   3.569% 2033 (2)  (4) (5)                                                                       1,613      1,592
TFM, SA de CV:
 10.25% 2007                                                                                        585        605
 11.75% 2009                                                                                        170        175
 12.50% 2012                                                                                        715        790
Old Dominion Electric Cooperative, Series 2003-A, 5.676% 2028 (4) (5)                             1,500      1,525
Venezuela (Republic of):
 10.75% 2013  (3)                                                                                   700        647
 9.25% 2027                                                                                       1,120        871
KinderCare Learning Centers, Inc., Series B, 9.50% 2009 (5)                                       1,500      1,515
Vodafone Group PLC 7.75% 2010                                                                     1,250      1,511
Dynegy Holdings Inc. 10.125% 2013  (3)                                                            1,425      1,510
Sprint Capital Corp.:
 6.00% 2007                                                                                         250        269
 7.625% 2011                                                                                        580        655
 6.90% 2019                                                                                         265        272
 6.875% 2028                                                                                        300        294
Oregon Steel Mills, Inc. 10.00% 2009 (5)                                                          1,750      1,444
GMAC Commercial Mortgage Securities, Inc., Series 1999-C1,
   Class A-1, 5.83% 2033 (4) (5)                                                                  1,323      1,412
Royal Bank of Scotland Group PLC 5.00% 2014                                                         810        826
RBS Capital Trust I noncumulative trust preferred 4.709% (undated)                                  600        582
Tenneco Automotive Inc. 10.25% 2013  (3)                                                          1,250      1,363
CS First Boston Mortgage Securities Corp., Series 2001-CF2, Class A-3,
   6.238% 2034 (4) (5)                                                                            1,200      1,336
Cendant Corp. 7.375% 2013 (5)                                                                     1,150      1,329
Univision Communications Inc. 7.85% 2011 (5)                                                      1,100      1,307
International Lease Finance Corp. 5.875% 2013 (5)                                                 1,200      1,270
Chase Commercial Mortgage Securities Corp., Series 1998-1, Class A-2,
  6.56% 2030 (4) (5)                                                                              1,100      1,240
Concentra Operating Corp., Series A, 13.00% 2009 (5)                                              1,095      1,221
Cinemark USA, Inc. 9.00% 2013                                                                     1,120      1,201
Ahold Finance U.S.A., Inc.:
 6.25% 2009                                                                                         150        149
 8.25% 2010                                                                                         950      1,026
Owens-Illinois, Inc.:
 7.35% 2008                                                                                         400        390
 7.50% 2010                                                                                         600        582
Owens-Brockway Glass Container Inc.:
 8.875% 2009                                                                                         25         27
 7.75% 2011                                                                                         160        166
Wells Fargo & Co. 3.50% 2008 (5)                                                                  1,135      1,153
Stoneridge, Inc. 11.50% 2012 (5)                                                                  1,000      1,148
Skandinaviska Enskilda Banken 6.875% 2009 (5)                                                     1,000      1,142
Lyondell Chemical Co.:
 Series A, 9.625% 2007                                                                              375        358
 Series B, 9.875% 2007                                                                              125        120
 9.50% 2008                                                                                         150        140
 11.125% 2012                                                                                       500        493
 10.50% 2013                                                                                         25         24
General Electric Capital Corp., Series A, 6.75% 2032 (5)                                          1,000      1,132
Potlatch Corp. 10.00% 2011 (5)                                                                    1,000      1,115
Gray Communications Systems, Inc. 9.25% 2011 (5)                                                  1,000      1,108
AMC Entertainment Inc. 9.875% 2012 (5)                                                            1,000      1,095
Radio One, Inc., Series B, 8.875% 2011 (5)                                                        1,000      1,093
J.C. Penney Co., Inc.:
 7.60% 2007                                                                                         600        651
 8.25% 2022 (4)                                                                                     425        440
Ford Motor Credit Co. 7.875% 2010 (5)                                                             1,000      1,086
United Rentals (North America), Inc.:
 10.75% 2008  (3)                                                                                   500        556
 Series B, 9.00% 2009                                                                               500        520
Washington Mutual, Inc. 5.625% 2007 (5)                                                             500        544
Washington Mutual Bank, FA 5.50% 2013 (5)                                                           490        513
Carmike Cinemas, Inc., Series B, 10.375% 2009 (5)                                                 1,000      1,055
MeriStar Hospitality Operating Partnership, MeriStar Hospitality
   Finance Corp. III 9.125% 2011 (5)                                                              1,000      1,055
UFJ Finance Aruba AEC 6.75% 2013                                                                  1,000      1,050
Triton PCS, Inc.:
 8.75% 2011                                                                                         375        376
 9.375% 2011                                                                                        500        511
 8.50% 2013                                                                                         125        135
Eldorado Resorts LLC 10.50% 2006 (5)                                                              1,000      1,015
Litigation Settlement Monetized Fee Trust I, Series 2001-1A, Class A-2,
   10.98% 2031  (3) (4) (5)                                                                       1,000      1,003
Quebecor Media Inc. 11.125% 2011                                                                    875      1,002
Pemex Project Funding Master Trust:
 7.875% 2009                                                                                        350        399
 9.125% 2010                                                                                        500        601
Xerox Corp. 7.125% 2010                                                                           1,000        998
American Express Credit Corp. 3.00% 2008 (5)                                                      1,000        990
Perkins Family Restaurants, LP, Perkins Finance Corp., Series B,
   10.125% 2007                                                                                   1,000        980
Motorola, Inc. 8.00% 2011 (5)                                                                       840        974
Cox Communications, Inc. 4.625% 2013 (5)                                                          1,000        973
Micron Technology, Inc. 6.50% 2005  (3)                                                           1,000        970
ON Semiconductor Corp. 13.00% 2008 (2)                                                              825        945
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011  (3)  (4)                           846        935
Petrozuata Finance, Inc., Series B: (4)
 8.22% 2017 (3)                                                                                     560        482
 8.22% 2017                                                                                         525        452
General Maritime Corp. 10.00% 2013                                                                  825        926
Panama (Republic of) 10.75% 2020                                                                    750        898
Badger Tobacco Asset Securitization Corp., Tobacco Settlement
   Asset-backed Bonds, 6.125% 2027 (5)                                                            1,000        898
Western Wireless Corp. 9.25% 2013  (3) (5)                                                          875        897
SLM Corp., Series A, 5.00% 2015 (5)                                                                 875        891
RH Donnelley Inc. 10.875% 2012  (3)                                                                 750        889
Barclays Bank PLC 6.86% callable perpetual core tier one notes
   (undated)  (2)  (3)                                                                              800        888
Amkor Technology, Inc. 9.25% 2008 (5)                                                               750        814
Technical Olympic USA, Inc. 10.375% 2012                                                            750        810
Stone Container Corp. 9.75% 2011                                                                    500        548
Jefferson Smurfit Corp. (U.S.) 7.50% 2013                                                           250        255
AT&T Wireless Services, Inc.: (5)
 8.125% 2012                                                                                        345        410
 8.75% 2031                                                                                         310        385
Regal Cinemas Corp., Series B, 9.375% 2012                                                          700        791
Buffets, Inc. 11.25% 2010 (5)                                                                       750        784
Pathmark Stores, Inc.:
 8.75% 2012                                                                                         500        515
 8.75% 2012  (3)                                                                                    250        258
Verizon Wireless Capital LLC and Cellco Partnership 5.375% 2006 (5)                                 710        768
Packaging Corp. of America 5.75% 2013                                                               755        768
Circus and Eldorado Joint Venture and Silver Legacy Resort Casino
   10.125% 2012                                                                                     750        750
Residential Asset Securities Corp. Trust, Series 2001-KS3, Class A-I-6,
   5.96% 2031 (4)                                                                                   700        748
GE Capital Commercial Mortgage Corp., Series 2001-1, Class A-1,
   6.079% 2033 (4)                                                                                  682        744
Hollinger Participation Trust 12.125% 2010  (2)  (3)  (6)                                           657        743
Government National Mortgage Assn.: (4)
6.00% 2013                                                                                          652        688
8.50% 2021                                                                                           20         22
6.50% 2029                                                                                           25         27
Liberty Media Corp.:
 7.875% 2009                                                                                        500        579
 8.25% 2030                                                                                         125        145
Hospitality Properties Trust 6.75% 2013                                                             690        721
Saks Inc.:
 9.875% 2011                                                                                        500        593
 7.375% 2019                                                                                        100        101
Target Corp. 3.375% 2008                                                                            630        638
Nextel Communications, Inc. 7.375% 2015                                                             625        634
WCI Communities, Inc.:
 10.625% 2011 (5)                                                                                   325        358
 9.125% 2012                                                                                        250        269
Centennial Communications Corp. and Centennial Cellular
   Operating Co. LLC 10.125% 2013  (3) (5)                                                          590        611
Sanmina-SCI Corp. 10.375% 2010 (5)                                                                  500        589
Western Oil Sands Inc. 8.375% 2012                                                                  500        569
Nabisco, Inc. 7.05% 2007                                                                            500        567
NextMedia Operating, Inc. 10.75% 2011                                                               500        563
BNP Paribas 5.125% 2015  (3)                                                                        550        562
Household Finance Corp. 6.40% 2008 (5)                                                              500        562
Dana Corp. 10.125% 2010                                                                             500        561
Office Depot, Inc. 6.25% 2013  (3)                                                                  525        560
RailAmerica Transportation Corp. 12.875% 2010                                                       500        554
Bayer Hypo-Vereinsbank 8.741% 2031 (3)                                                              500        553
Del Monte Corp. 8.625% 2012  (3)                                                                    500        549
Centex Corp. 4.75% 2008 (5)                                                                         525        546
William Lyon Homes, Inc. 10.75% 2013 (5)                                                            500        545
AK Steel Corp. 7.875% 2009 (5)                                                                      750        540
Steel Dynamics, Inc. 9.50% 2009                                                                     500        538
First Union National Bank Commercial Mortgage Trust, Series 2000-C1,
   Class A-1, 7.739% 2032 (4)                                                                       468        528
Entravision Communications Corp. 8.125% 2009                                                        500        526
Texas Gas Transmission, LLC 4.60% 2015  (3)                                                         540        523
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026  (3)  (4)                                   483        519
Quintiles Transnational 10.00% 2013 (3)                                                             500        519
Royal Caribbean Cruises Ltd. 7.00% 2007                                                             500        516
Dominion Resources, Inc., Series B, 4.125% 2008                                                     500        515
Clark Refining & Marketing, Inc. 8.875% 2007 (5)                                                    500        513
Gerdau Ameristeel Corp. 10.375% 2011 (3)                                                            500        505
Cincinnati Bell Inc. 7.25% 2013  (3) (5)                                                            500        498
Argentina (Republic of):
 11.75% 2009 (9)                                                                                    210         60
 1.162% 2012 (2)                                                                                    600        369
 11.375% 2017 (9)                                                                                    15          4
 12.25% 2018 (6) (9)                                                                                223         60
TeleWest PLC 11.00% 2007 (10)                                                                     1,000        493
Toys "R" Us, Inc.:
 7.875% 2013                                                                                        250        274
 7.375% 2018                                                                                        205        211
MetLife, Inc. 3.911% 2005                                                                           440        456
HMH Properties, Inc., Series A, 7.875% 2005                                                         429        442
Salton, Inc. 12.25% 2008                                                                            425        418
Humana Inc. 6.30% 2018                                                                              375        399
NTELOS, Inc. 9.00% convertible bonds 2013 (3) (11)                                                  395        398
Structured Asset Securities Corp., Series 1998-RF2, Class A,
   8.537% 2027  (2)  (3)  (4)                                                                       297        335
Constellation Brands, Inc. 8.125% 2012                                                              300        326
Clear Channel Communications, Inc. 7.65% 2010 (5)                                                   250        297
Commonwealth Edison Co., Series 99, 3.70% 2008 (5)                                                  290        295
Telstra Corp. Ltd. 6.375% 2012                                                                      250        283
Toll Brothers, Inc. 6.875% 2012                                                                     250        280
Delhaize America, Inc. 8.125% 2011                                                                  250        276
Verizon Global Funding Corp. 7.375% 2012 (5)                                                        220        260
International Game Technology 8.375% 2009                                                           200        243
Waste Management, Inc. 7.375% 2010 (5)                                                              200        234
Georgia-Pacific Corp. 8.25% 2023                                                                    250        233
TRW Automotive Acquisition Corp.: (3)
 9.375% 2013                                                                                        110        124
 11.00% 2013                                                                                         75         88
Homer City Funding LLC 8.734% 2026 (4)                                                              200        206
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022 (4)                               163        160
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G,
   MBIA insured, 5.70% 2023  (3)  (4)                                                               125        133
Levi Strauss & Co. 11.625% 2008                                                                     125        103
Great Atlantic & Pacific Tea Co., Inc. 9.125% 2011                                                  100         95
Kaiser Aluminum & Chemical Corp. 12.75% 2003 (12)                                                   375         30
Cricket Communications, Inc. 6.188% 2007 (2) (10)                                                    55         26
                                                                                                           318,721

TOTAL BONDS AND NOTES (cost: $882,671,000)                                                                 967,802



                                                                                                            Market
                                                                                                            Value
EQUITY-RELATED SECURITIES                                                                       Shares      (000)

STOCKS AND WARRANTS  -  0.25%
SpectraSite, Inc.  (3) (7) (11)                                                                  98,808      2,582
GT Group Telecom Inc., warrants, expire 2010  (3)  (7) (11)                                       1,000          0
                                                                                                             2,582

MISCELLANEOUS  -  0.07%
Other equity-related securities in initial period of acquisition                                               675


TOTAL EQUITY-RELATED SECURITIES (cost: $3,957,000)                                                           3,257



                                                                                             Principal
                                                                                              amount
SHORT-TERM SECURITIES                                                                          (000)

CORPORATE SHORT-TERM NOTES  -  4.92%
Total Capital 1.11% due 10/1/2003  (3)                                                        US$ 6,100      6,100
Total Capital 1.03% due 10/16/2003  (3)                                                           5,000      4,998
UBS Finance Delaware LLC 1.11% due 10/1/2003                                                     10,000      9,999
CBA (Delaware) Finance Inc. 1.04% due 10/7/2003                                                   5,500      5,499
CBA (Delaware) Finance Inc. 1.04% due 10/9/2003                                                   4,500      4,499
Dexia Delaware LLC 1.03% due 10/14/2003                                                           5,000      4,998
Dexia Delaware LLC 1.04% due 10/21/2003                                                           5,000      4,997
BMW U.S. Capital Corp. 1.03% due 10/22/2003                                                      10,000      9,993



TOTAL SHORT-TERM SECURITIES (cost: $51,083,000)                                                             51,083


TOTAL INVESTMENT SECURITIES (cost: $937,711,000)                                                         1,022,142
OTHER ASSETS LESS LIABILITIES                                                                               15,179

Net assets                                                                                            US$1,037,321


(1) Index-linked bond whose principal amount moves with a government retail price index.
(2)  Coupon rate may change periodically.
(3) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(4) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(5) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(6) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(7)  Security did not produce income during the last 12 months.
(8)  Step bond; coupon rate will increase at a later date.
(9)  Scheduled interest payments not made; reorganization pending.
(10) Company not making scheduled interest payments; bankruptcy proceedings pending.
(11) Valued under fair value procedures adopted by authority of the Board of Directors.
(12) Company did not make principal payment upon scheduled maturity date; reorganization pending.

See Notes to Financial Statements


FINANCIAL STATEMENTS

Statement of assets and liabilities            (dollars and shares in thousands,
at September 30, 2003                                  except per-share amounts)

ASSETS:
 Investment securities at market (cost: $937,711)                    $1,022,142
 Cash                                                                     2,916
 Receivables for:
  Sales of investments                                 $23,451
  Sales of fund's shares                                 8,683
  Open forward currency contracts                        5,767
  Closed forward currency contracts                      1,180
  Dividends and interest                                20,782           59,863
                                                                      1,084,921
LIABILITIES:
 Payables for:
  Purchases of investments                              41,820
  Repurchases of fund's shares                           1,194
  Open forward currency contracts                        2,416
  Closed forward currency contracts                      1,318
  Investment advisory services                             461
  Services provided by affiliates                          327
  Deferred Directors' compensation                          41
  Other fees and expenses                                   23           47,600
NET ASSETS AT SEPTEMBER 30, 2003                                     $1,037,321

NET ASSETS CONSIST OF:
 Capital paid in on shares of capital stock                            $941,355
 Undistributed net investment income                                     13,341
 Accumulated net realized loss                                           (5,760)
 Net unrealized appreciation                                             88,385
NET ASSETS AT SEPTEMBER 30, 2003                                     $1,037,321

TOTAL AUTHORIZED CAPITAL STOCK - 200,000 SHARES, $0.001 PAR VALUE

                Net assets       Shares outstanding         Net asset value
                                                             per share (1)

Class A          $826,704              45,003               $ 18.37
Class B            55,983               3,065                 18.27
Class C            46,769               2,567                 18.22
Class F            59,040               3,225                 18.31
Class 529-A         9,441                 513                 18.41
Class 529-B         2,654                 145                 18.32
Class 529-C         4,922                 269                 18.32
Class 529-E           744                  41                 18.35
Class 529-F           351                  19                 18.36
Class R-1             817                  45                 18.32
Class R-2           2,891                 158                 18.32
Class R-3           1,940                 106                 18.32
Class R-4             240                  13                 18.40
Class R-5          24,825               1,351                 18.38


(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $19.09 and $19.13, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended September 30, 2003                    (dollars in thousands)

INVESTMENT INCOME:
 Income:
  Interest (net of non-U.S. withholding tax of $59)     $43,224
  Dividends                                                 224        $43,448

 Fees and expenses:
  Investment advisory services                            5,120
  Distribution services                                   2,505
  Transfer agent services                                   944
  Administrative services                                   187
  Reports to shareholders                                   117
  Registration statement and prospectus                     211
  Postage, stationery and supplies                          136
  Directors' compensation                                    27
  Auditing and legal                                         76
  Custodian                                                 211
  State and local taxes                                      12
  Other                                                      16
  Total expenses before reimbursement                     9,562
   Reimbursement of expenses                                414          9,148
 Net investment income                                                  34,300

NET REALIZED GAIN AND UNREALIZED APPRECIATION ON
 INVESTMENTS AND NON-U.S. CURRENCY:
 Net realized gain (loss) on:
  Investments                                             2,059
  Non-U.S. currency transactions                         (1,476)           583
 Net unrealized appreciation on:
  Investments                                           109,493
  Non-U.S. currency translations                          4,142        113,635
   Net realized gain and unrealized
    appreciation on investments
    and non-U.S. currency                                              114,218
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $148,518



Statement of changes in net assets                       (dollars in thousands)

                                                       Year ended September 30
                                                        2003            2002
OPERATIONS:
 Net investment income                                 $34,300        $23,200
 Net realized gain (loss) on investments
  and non-U.S. currency transactions                       583        (16,275)
 Net unrealized appreciation on investments
  and non-U.S. currency translations                   113,635         29,605
  Net increase in net assets resulting
   from operations                                     148,518         36,530

DIVIDENDS PAID TO SHAREHOLDERS
   FROM NET INVESTMENT INCOME                          (22,556)        (8,745)

CAPITAL SHARE TRANSACTIONS                             334,271        141,198

TOTAL INCREASE IN NET ASSETS                           460,233        168,983

NET ASSETS:
 Beginning of year                                     577,088        408,105
 End of year (including undistributed
  net investment income: $13,341 and
  $5,458, respectively)                             $1,037,321       $577,088


See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Capital World Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, nondiversified management investment company. The fund seeks to maximize long-term total return, consistent with prudent management, by investing primarily in a global portfolio of investment-grade bonds denominated in U.S. dollars and other currencies. The fund may also invest in lower quality, high-yield debt securities.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:


---------------------------------------------------------------------------------------------------------
                           INITIAL SALES     CONTINGENT DEFERRED SALES
  SHARE CLASS                CHARGE            CHARGE UPON REDEMPTION             CONVERSION FEATURE
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes A and 529-A       Up to 3.75%       None (except 1% for certain         None
                                              redemptions within one year
                                              of purchase without an
                                              initial sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes B and 529-B       None               Declines from 5% to zero for       Classes B and 529-B
                                               redemptions within six years       convert to classes A
                                               of purchase                        and 529-A, respectively,
                                                                                  after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Class C                   None                1% for redemptions within         Class C converts to
                                                one year of purchase              Class F after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Class 529-C               None                1% for redemptions within         None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Class 529-E               None                None                               None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes F and 529-F       None                None                               None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,      None                None                               None
      R-4 and R-5
---------------------------------------------------------------------------------------------------------

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

     SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith by authority of the fund's Board of Directors.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

     CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

         NON-U.S. CURRENCY TRANSLATION - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

          FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown in the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

          MORTGAGE DOLLAR ROLLS - The fund may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction, therefore, any realized gain or loss is deferred until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income in the accompanying financial statements.

2.  NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended September 30, 2003, there were no non-U.S. taxes paid on realized gains.

3. FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses;
deferred expenses; cost of investments sold; paydowns on investments; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of September 30, 2003, the cost of investment securities, excluding forward currency contracts, for federal income tax purposes was $937,719,000.

During the year ended September 30, 2003, the fund reclassified $3,861,000 from undistributed net investment income to accumulated net realized loss to align financial reporting with tax reporting.

As of September 30, 2003, the components of distributable earnings on a tax basis were as follows:

                                                         (dollars in thousands)
Undistributed net investment income and currency gains                $ 16,463
Short-term and long-term capital loss deferrals                         (5,752)
Gross unrealized appreciation on investment securities                  87,503
Gross unrealized depreciation on investment securities                  (3,080)


Short-term and long-term capital loss deferrals above include capital loss carryforwards of $716,000, $1,694,000, $2,178,000 and $1,164,000, expiring in
2008, 2009, 2010 and 2011. The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

Distributions paid to shareholders from net investment income and currency gains were as follows (dollars in thousands):


                                   Year ended                  Year ended
Share class(1)                 September 30, 2003          September 30, 2002

Class A                           $ 19,751                     $ 8,455
Class B                                755                          97
Class C                                520                          42
Class F                                740                         124
Class 529-A                            130                           3
Class 529-B                             27                           1
Class 529-C                             51                           1
Class 529-E                              8                          -*
Class 529-F                              3                           -
Class R-1                                8                           -
Class R-2                               16                           -
Class R-3                               12                           -
Class R-4                               -*                           -
Class R-5                              535                          22
Total                             $ 22,556                     $ 8,745

* Amount less than one thousand.
(1) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002. Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.


4. FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.650% on the first $500 million of daily net assets and decreasing to 0.500% on such assets in excess of $1 billion. The Board of Directors approved an amended agreement effective November 1, 2003, reducing the rates to 0.570% on the first $1 billion of daily net assets and 0.500% on such assets in excess of $1 billion. Beginning September 1, 2001, CRMC voluntarily reduced fees for investment advisory services to the rates provided by the amended agreement. As a result, for the year ended September 30, 2003, the fee shown on the accompanying financial statements of $5,120,000, which was equivalent to an annualized rate of 0.618%, was voluntarily reduced by $400,000 to $4,720,000, or 0.570% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

     DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the Board of Directors has approved expense amounts lower than plan limits.

         -----------------------------------------------------------------------
         SHARE CLASS                 CURRENTLY APPROVED LIMITS      PLAN LIMITS
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------
         Class A                                0.30%                  0.30%
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------
         Class 529-A                            0.30                    0.50
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------
         Classes B and 529-B                    1.00                    1.00
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------
         Classes C, 529-C and R-1               1.00                    1.00
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------
         Class R-2                              0.75                    1.00
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------
         Classes 529-E and R-3                  0.50                    0.75
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------
         Classes F, 529-F and R-4               0.25                    0.50
         -----------------------------------------------------------------------

          All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

          For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of September 30, 2003, there were no unreimbursed expenses subject to reimbursement for classes A or 529-A.

          TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

          ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the start-up period for classes R-1, R-2, R-3 and R-4, CRMC has voluntarily agreed to pay a portion of these fees. For the year ended September 30, 2003, the total fees paid by CRMC were $14,000. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party. Administrative services fees are presented gross of any payments made by CRMC.

          Expenses under the agreements described above for the year ended September 30, 2003, were as follows (dollars in thousands):

---------------------------------------------------------------------------------------------------------------
                                                                    ADMINISTRATIVE SERVICES

                                                  -------------------------------------------------------------
                                                                                           COMMONWEALTH OF
                                                          CRMC                                VIRGINIA
                   DISTRIBUTION    TRANSFER AGENT    ADMINISTRATIVE    TRANSFER AGENT      ADMINISTRATIVE
   SHARE CLASS       SERVICES         SERVICES          SERVICES         SERVICES             SERVICES
---------------------------------------------------------------------------------------------------------------
    Class A          $1,706            $888         Not applicable      Not applicable       Not applicable
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
    Class B             381              56          Not applicable      Not applicable       Not applicable
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
    Class C             275          Included             $41                $14             Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
    Class F              76          Included             46                  16             Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-A             4          Included              8                   1                  $ 5
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-B            16          Included              2                   1                    2
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-C            30          Included              4                   2                    3
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-E             2          Included              1                  -*                   -*
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-F             -*         Included             -*                  -*                   -*
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-1              4          Included              1                   1             Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-2              8          Included              2                  14             Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-3              3          Included              1                   2             Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-4              -*         Included             -*                   1             Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-5     Not applicable      Included             18                   1             Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
     Total           $2,505            $944             $124                 $53                  $10
----------------===============================================================================================
     * Amount less than one thousand.


     DEFERRED DIRECTORS' COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' compensation in the accompanying financial statements includes $24,000 in current fees (either paid in cash or deferred) and a net increase of $3,000 in the value of the deferred amounts.

     AFFILIATED OFFICERS AND DIRECTORS - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

5. CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):

                                                           REINVESTMENTS OF DIVIDENDS
                                          SALES(2)             AND DISTRIBUTIONS            REPURCHASES(2)           NET INCREASE
SHARE CLASS(1)                         AMOUNT   SHARES           AMOUNT  SHARES            AMOUNT    SHARES        AMOUNT    SHARES

YEAR ENDED SEPTEMBER 30, 2003
Class A                              $524,729   30,608         $ 17,833   1,065        $ (340,241)  (19,776)    $ 202,321    11,897
Class B                                53,204    3,104              668      40           (21,718)   (1,264)       32,154     1,880
Class C                                72,048    4,182              480      28           (40,206)   (2,328)       32,322     1,882
Class F                                70,377    4,063              657      39           (31,360)   (1,851)       39,674     2,251
Class 529-A                             7,647      444              130       8              (702)      (40)        7,075       412
Class 529-B                             2,125      125               27       2              (163)      (10)        1,989       117
Class 529-C                             3,870      228               51       3              (346)      (20)        3,575       211
Class 529-E                               636       37                8       1               (28)       (2)          616        36
Class 529-F                               322       19                3      -*                 -         -           325        19
Class R-1                                 875       51                8       1              (264)      (15)          619        37
Class R-2                               3,238      186               16       1              (533)      (31)        2,721       156
Class R-3                               2,286      131               11       1              (496)      (29)        1,801       103
Class R-4                                 391       22               -*      -*              (163)       (9)          228        13
Class R-5                              10,861      613              460      28            (2,470)     (140)        8,851       501
TOTAL NET INCREASE (DECREASE)        $752,609   43,813         $ 20,352   1,217        $ (438,690)  (25,515)    $ 334,271    19,515


YEAR ENDED SEPTEMBER 30, 2002
Class A                              $226,505   14,861          $ 7,414     503        $ (141,876)   (9,493)     $ 92,043     5,871
Class B                                14,971      988               83       6            (1,689)     (112)       13,365       882
Class C                                10,217      679               40       3            (1,670)     (113)        8,587       569
Class F                                18,695    1,247               98       7            (7,726)     (517)       11,067       737
Class 529-A                             1,595      105                3      -*               (64)       (4)        1,534       101
Class 529-B                               421       28                1      -*                (1)       -*           421        28
Class 529-C                               880       58                1      -*                -*        -*           881        58
Class 529-E                                70        5               -*      -*                -*        -*            70         5
Class 529-F                                 1       -*                -       -                 -         -             1        -*
Class R-1                                 123        8                -       -                 -         -           123         8
Class R-2                                  26        2                -       -                (1)       -*            25         2
Class R-3                                 216       14                -       -              (165)      (11)           51         3
Class R-4                                   1       -*                -       -                 -         -             1        -*
Class R-5                              13,091      854               21       1               (83)       (5)       13,029       850
TOTAL NET INCREASE (DECREASE)        $286,812   18,849          $ 7,661     520        $ (153,275)  (10,255)    $ 141,198     9,114

*    Amount less than one thousand.
(1) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002. Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.
(2)  Includes exchanges between share classes of the fund.


6. FORWARD CURRENCY CONTRACTS

As of September 30, 2003, the fund had outstanding forward currency contracts to purchase or sell non-U.S. currencies as follows:



                                          CONTRACT AMOUNT          U.S. VALUATIONS AT SEPTEMBER 30, 2003
                                                                                   UNREALIZED
NON-U.S.                                                                          APPRECIATION
CURRENCY                                 NON-U.S.       U.S.         AMOUNT      (DEPRECIATION)
CONTRACTS                                (000)         (000)         (000)           (000)

PURCHASES:

Canadian Dollars
 expiring 11/5/2003                       C$16,165    $11,460        $11,965          $505

Danish Kroner
 expiring 10/3/2003                      DKr18,261      2,842          2,869            27

Euros
 expiring 10/7/2003-1/30/2004           Euro14,038     16,183         16,355           172

Japanese Yen
 expiring 10/9-12/24/2003            Yen12,071,052    103,722        108,344         4,622

Swedish Kronor
 expiring 12/16-12/17/2003               SKr98,928     12,302         12,706           404

                                                      146,509        152,239         5,730
SALES:

British Pounds
 expiring 1/5/2004                         Lira790      1,294          1,304           (10)

Canadian Dollars
 expiring 12/31/2003                       C$7,750      5,667          5,723           (56)

Euros
 expiring 10/9-12/17/2003               Euro42,751     47,573         49,822        (2,249)

Hungarian Forints
 expiring 12/4/2003                     HUF605,801      2,733          2,738            (5)

Norwegian Kroner
 expiring 1/30/2004                       NOK6,000        831            847           (16)

Swedish Kronor
 expiring 12/4/2003                       SKr4,000        471            514           (43)

                                                       58,569         60,948        (2,379)

FORWARD CURRENCY CONTRACTS - NET                                                   $ 3,351



7. RESTRICTED SECURITIES

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of September 30, 2003, the total value of restricted securities was $77,218,000, which represented 7.44% of the net assets of the fund.

8. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $870,290,000 and $653,096,000, respectively, during the year ended September 30, 2003.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended September 30, 2003, the custodian fee of $211,000 included $5,000 that was offset by this reduction, rather than paid in cash.

FINANCIAL HIGHLIGHTS (1)

                                                                Income (loss) from investment operations(2)
                                                                              Net
                                          Net asset                       gains(losses)
                                           value,              Net        on securities       Total from
                                          beginning        investment     (both realized      investment
                                          of period          income       and unrealized)     operations
CLASS A:
 Year ended 9/30/2003                      $15.60             $.72            $2.55             $3.27
 Year ended 9/30/2002                       14.63              .80              .49              1.29
 Year ended 9/30/2001                       14.16              .79              .07               .86
 Year ended 9/30/2000                       15.41              .68            (1.26)             (.58)
 Year ended 9/30/1999                       16.32              .84             (.88)             (.04)
CLASS B:
 Year ended 9/30/2003                       15.52              .58             2.55              3.13
 Year ended 9/30/2002                       14.59              .70              .47              1.17
 Year ended 9/30/2001                       14.12              .71              .04               .75
 Period from 3/15/2000 to 9/30/2000         14.74              .28             (.63)             (.35)
CLASS C:
 Year ended 9/30/2003                       15.48              .57             2.54              3.11
 Year ended 9/30/2002                       14.54              .69              .47              1.16
 Period from 3/15/2001 to 9/30/2001         14.50              .42             (.34)              .08
CLASS F:
 Year ended 9/30/2003                       15.55              .71             2.54              3.25
 Year ended 9/30/2002                       14.59              .80              .47              1.27
 Period from 3/16/2001 to 9/30/2001         14.44              .49             (.26)              .23
CLASS 529-A:
 Year ended 9/30/2003                       15.63              .72             2.56              3.28
 Period from 2/15/2002 to 9/30/2002         14.48              .50              .81              1.31
CLASS 529-B:
 Year ended 9/30/2003                       15.56              .55             2.56              3.11
 Period from 2/25/2002 to 9/30/2002         14.42              .41              .85              1.26
CLASS 529-C:
 Year ended 9/30/2003                       15.56              .56             2.55              3.11
 Period from 2/28/2002 to 9/30/2002         14.43              .41              .85              1.26
CLASS 529-E:
 Year ended 9/30/2003                       15.59              .65             2.55              3.20
 Period from 5/16/2002 to 9/30/2002         14.81              .29              .56               .85
CLASS 529-F:
 Year ended 9/30/2003                       15.60              .69             2.56              3.25
 Period from 9/17/2002 to 9/30/2002         15.48              .03              .09               .12
CLASS R-1:
 Year ended 9/30/2003                       15.57              .58             2.54              3.12
 Period from 6/28/2002 to 9/30/2002         15.32              .18              .07               .25
CLASS R-2:
 Year ended 9/30/2003                       15.57              .58             2.55              3.13
 Period from 7/9/2002 to 9/30/2002          15.34              .17              .06               .23
CLASS R-3:
 Year ended 9/30/2003                       15.59              .64             2.53              3.17
 Period from 7/16/2002 to 9/30/2002         15.50              .16             (.07)              .09
CLASS R-4:
 Year ended 9/30/2003                       15.63              .70             2.57              3.27
 Period from 8/15/2002 to 9/30/2002         15.28              .20              .15               .35
CLASS R-5:
 Year ended 9/30/2003                       15.62              .77             2.54              3.31
 Period from 5/15/2002 to 9/30/2002         14.79              .34              .58               .92



                                                    Dividends and distributions
                                         Dividends
                                         (from net         Distributions        Total
                                         investment        (from capital     dividends and
                                           income)            gains)         distributions
CLASS A:
 Year ended 9/30/2003                      $(.50)             $ -               $(.50)
 Year ended 9/30/2002                       (.32)               -                (.32)
 Year ended 9/30/2001                       (.39)               -                (.39)
 Year ended 9/30/2000                       (.60)             (.07)              (.67)
 Year ended 9/30/1999                       (.55)             (.32)              (.87)
CLASS B:
 Year ended 9/30/2003                       (.38)               -                (.38)
 Year ended 9/30/2002                       (.24)               -                (.24)
 Year ended 9/30/2001                       (.28)               -                (.28)
 Period from 3/15/2000 to 9/30/2000         (.27)               -                (.27)
CLASS C:
 Year ended 9/30/2003                       (.37)               -                (.37)
 Year ended 9/30/2002                       (.22)               -                (.22)
 Period from 3/15/2001 to 9/30/2001         (.04)               -                (.04)
CLASS F:
 Year ended 9/30/2003                       (.49)               -                (.49)
 Year ended 9/30/2002                       (.31)               -                (.31)
 Period from 3/16/2001 to 9/30/2001         (.08)               -                (.08)
CLASS 529-A:
 Year ended 9/30/2003                       (.50)               -                (.50)
 Period from 2/15/2002 to 9/30/2002         (.16)               -                (.16)
CLASS 529-B:
 Year ended 9/30/2003                       (.35)               -                (.35)
 Period from 2/25/2002 to 9/30/2002         (.12)               -                (.12)
CLASS 529-C:
 Year ended 9/30/2003                       (.35)               -                (.35)
 Period from 2/28/2002 to 9/30/2002         (.13)               -                (.13)
CLASS 529-E:
 Year ended 9/30/2003                       (.44)               -                (.44)
 Period from 5/16/2002 to 9/30/2002         (.07)               -                (.07)
CLASS 529-F:
 Year ended 9/30/2003                       (.49)               -                (.49)
 Period from 9/17/2002 to 9/30/2002           -                 -                   -
CLASS R-1:
 Year ended 9/30/2003                       (.37)               -                (.37)
 Period from 6/28/2002 to 9/30/2002           -                 -                  -
CLASS R-2:
 Year ended 9/30/2003                       (.38)               -                (.38)
 Period from 7/9/2002 to 9/30/2002            -                 -                   -
CLASS R-3:
 Year ended 9/30/2003                       (.44)               -                (.44)
 Period from 7/16/2002 to 9/30/2002           -                 -                   -
CLASS R-4:
 Year ended 9/30/2003                       (.50)               -                (.50)
 Period from 8/15/2002 to 9/30/2002           -                 -                   -
CLASS R-5:
 Year ended 9/30/2003                       (.55)               -                (.55)
 Period from 5/15/2002 to 9/30/2002         (.09)               -                (.09)


                                                                              Ratio of       Ratio of
                                       Net asset                Net assets,   expenses       net income
                                       value, end     Total    end of period  to average     to average
                                       of period     return(3) (in millions)  net assets(5)  net assets
CLASS A:
 Year ended 9/30/2003                    $18.37       21.34%      $827          1.04%         4.22%
 Year ended 9/30/2002                     15.60        8.97        517          1.08          5.38
 Year ended 9/30/2001                     14.63        6.18        399          1.12          5.46
 Year ended 9/30/2000                     14.16       (3.89)       416          1.12          4.66
 Year ended 9/30/1999                     15.41        (.32)       554          1.08          4.66
CLASS B:
 Year ended 9/30/2003                     18.27       20.41         56          1.81          3.40
 Year ended 9/30/2002                     15.52        8.10         18          1.84          4.65
 Year ended 9/30/2001                     14.59        5.35          4          1.85          4.92
 Period from 3/15/2000 to 9/30/2000       14.12       (2.34)         1          1.81 (6)      3.99 (6)
CLASS C:
 Year ended 9/30/2003                     18.22       20.33         47          1.87          3.32
 Year ended 9/30/2002                     15.48        8.10         11          1.90          4.60
 Period from 3/15/2001 to 9/30/2001       14.54         .58          2          1.98 (6)      5.34 (6)
CLASS F:
 Year ended 9/30/2003                     18.31       21.27         59          1.11          4.09
 Year ended 9/30/2002                     15.55        8.87         15          1.16          5.34
 Period from 3/16/2001 to 9/30/2001       14.59        1.60         3           1.20 (6)      6.30 (6)
CLASS 529-A:
 Year ended 9/30/2003                     18.41       21.35         9           1.02          4.16
 Period from 2/15/2002 to 9/30/2002       15.63        9.08         2           1.25 (6)      5.26 (6)
CLASS 529-B:
 Year ended 9/30/2003                     18.32       20.22         2           1.99          3.19
 Period from 2/25/2002 to 9/30/2002       15.56        8.80         - (4)       2.00 (6)      4.51 (6)
CLASS 529-C:
 Year ended 9/30/2003                     18.32       20.24         5           1.97          3.22
 Period from 2/28/2002 to 9/30/2002       15.56        8.76         1           1.99 (6)      4.53 (6)
CLASS 529-E:
 Year ended 9/30/2003                     18.35       20.84         1           1.43          3.71
 Period from 5/16/2002 to 9/30/2002       15.59        5.77         - (4)        .54          1.92
CLASS 529-F:
 Year ended 9/30/2003                     18.36       21.19         - (4)       1.18          3.94
 Period from 9/17/2002 to 9/30/2002       15.60         .77         - (4)         -  (7)       .20
CLASS R-1:
 Year ended 9/30/2003                     18.32       20.33         1           1.86 (8)      3.32
 Period from 6/28/2002 to 9/30/2002       15.57        1.63         - (4)        .47 (8)      1.17
CLASS R-2:
 Year ended 9/30/2003                     18.32       20.38         3           1.81 (8)      3.29
 Period from 7/9/2002 to 9/30/2002        15.57        1.50         - (4)        .42 (8)      1.08
CLASS R-3:
 Year ended 9/30/2003                     18.32       20.81         2           1.43 (8)      3.68
 Period from 7/16/2002 to 9/30/2002       15.59         .58         - (4)        .32 (8)      1.02
CLASS R-4:
 Year ended 9/30/2003                     18.40       21.34         - (4)       1.08 (8)      3.94
 Period from 8/15/2002 to 9/30/2002       15.63        2.29         - (4)         -  (7)(8)   1.32
CLASS R-5:
 Year ended 9/30/2003                     18.38       21.60         25           .76          4.49
 Period from 5/15/2002 to 9/30/2002       15.62        6.20         13           .29          2.17


                                            Year ended September 30
                                     2003     2002     2001     2000     1999
Portfolio turnover
 rate for all classes of shares       83%      48%      61%      52%      129%

(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Year ended 1999 is based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4)  Amount less than 1 million.
(5) Effective September 1, 2001, CRMC voluntarily reduced fees for investment advisory services. Had CRMC not reduced such fees, expense ratios for all share classes, on an annualized basis, would have been higher by .05 and .08 percentage points for the year ended September 30, 2003 and the period ended September 30, 2002, respectively. For the period ended September 30, 2001, expense ratios for all share classes would have been higher by .01 percentage points.
(6)  Annualized.
(7)  Amount less than .01 percent.
(8) During the start-up period for this class, CRMC voluntarily agreed to pay a portion of the fees relating to transfer agent services. Had CRMC not paid such fees, expense ratios would have been 2.10%, 2.86%, 1.68% and 2.65% for classes R-1, R-2, R-3 and R-4, respectively, during the year ended September 30, 2003, and .54%, 1.71%, .56% and 35.47% for classes R-1, R-2,
     R-3 and R-4, respectively, during the period ended September 30, 2002.


INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF CAPITAL WORLD BOND FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Capital World Bond Fund, Inc. (the "Fund"), including the investment portfolio, as of September 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital World Bond Fund, Inc. as of September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Los Angeles, California
November 7, 2003


TAX INFORMATION (unaudited)

We are  required  to advise  you within 60 days of the  fund's  fiscal  year-end
regarding  the  federal  tax  status  of  certain   distributions   received  by
shareholders during such fiscal year.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 1% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. government obligations. For purposes of computing this exclusion, 5% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. government obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2004 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2003 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.




OTHER SHARE CLASS RESULTS (unaudited)
CLASS B, CLASS C, CLASS F AND CLASS 529

                                                                                                     Life
Returns for periods ended September 30, 2003:                                     1 year            of class

CLASS B SHARES
     Reflecting applicable contingent deferred sales charge (CDSC), maximum of 5%, payable only if shares are sold within six years
     of purchase                                                                 +15.41%            +7.89% (1)
     Not reflecting CDSC                                                         +20.41%            +8.58% (1)

CLASS C SHARES
     Reflecting CDSC, maximum of 1%, payable only if shares
         are sold within one year of purchase                                    +19.33%           +11.14% (2)
     Not reflecting CDSC                                                         +20.33%           +11.14% (2)

CLASS F SHARES (3)
     Not reflecting annual asset-based fee charged
         by sponsoring firm                                                      +21.27%           +12.24% (4)

CLASS 529-A SHARES
     Reflecting 3.75% maximum sales charge                                       +16.79%           +16.12% (5)
     Not reflecting maximum sales charge                                         +21.35%           +18.87% (5)

CLASS 529-B SHARES
     Reflecting applicable CDSC, maximum of 5%, payable
         only if shares are sold within six years of purchase                    +15.22%           +16.06% (6)
     Not reflecting CDSC                                                         +20.22%           +18.34% (6)

CLASS 529-C SHARES
     Reflecting CDSC, maximum of 1%, payable only if shares
         are sold within one year of purchase                                    +19.24%           +18.42% (7)
     Not reflecting CDSC                                                         +20.24%           +18.42% (7)

CLASS 529-E SHARES (3)                                                           +20.84%           +19.53% (8)

CLASS 529-F SHARES (3)
     Not reflecting annual asset-based fee charged
         by sponsoring firm                                                      +21.19%           +21.29% (9)


(1) Average annual total return from March 15, 2000, when Class B shares were first sold.
(2) Average annual total return from March 15, 2001, when Class C shares were first sold.
(3) These shares are sold without any initial or contingent deferred sales charge.
(4) Average annual total return from March 16, 2001, when Class F shares were first sold.
(5) Average annual total return from February 15, 2002, when Class 529-A shares were first sold.
(6) Average annual total return from February 25, 2002, when Class 529-B shares were first sold.
(7) Average annual total return from February 28, 2002, when Class 529-C shares were first sold.
(8) Average annual total return from May 16, 2002, when Class 529-E shares were first sold.
(9) Average annual total return from September 17, 2002, when Class 529-F shares were first sold.

BOARD OF DIRECTORS

                                             Year first
                                              elected
                                             a Director
Name and age                                of the fund (1)   Principal occupation(s) during past five years

"NON-INTERESTED" DIRECTORS

Ambassador
Richard G. Capen, Jr., 69                       1999          Corporate director and author; former U.S. Ambassador
                                                              to Spain; former Vice Chairman, Knight-Ridder, Inc.;
                                                              former Chairman and Publisher, The Miami Herald

H. Frederick Christie, 70                       1987          Private investor; former President and CEO,
                                                              The Mission Group (non-utility holding company,
                                                              subsidiary of Southern California Edison Company)

Diane C. Creel, 55                              1994          Chairman of the Board and CEO, AnAerobics, Inc.
                                                              (organic waste management)

Martin Fenton, 68                               1989          Chairman of the Board and CEO, Senior Resource
                                                              Group LLC (development and management of senior
                                                              living communities)

Leonard R. Fuller, 57                           1994          President and CEO, Fuller Consulting (financial
                                                              management consulting firm)

Richard G. Newman, 69                           1991          Chairman of the Board and CEO, AECOM Technology
                                                              Corporation (engineering, consulting and
                                                              professional services)

Frank M. Sanchez, 60                            1999          Principal, The Sanchez Family Corporation dba
                                                              McDonald's Restaurants (McDonald's licensee)

                                            Number of
                                         boards within the
                                         fund complex (2)
                                            on which
Name and age                             Director serves      Other directorships (3) held by Director

"NON-INTERESTED" DIRECTORS

Ambassador
Richard G. Capen, Jr., 69                        14           Carnival Corporation

H. Frederick Christie, 70                        19           Ducommun Incorporated; IHOP Corporation;
                                                              Southwest Water Company; Valero L.P.

Diane C. Creel, 55                               12           Allegheny Technologies; BF Goodrich;
                                                              Teledyne Technologies

Martin Fenton, 68                                16           None

Leonard R. Fuller, 57                            14           None

Richard G. Newman, 69                            13           Sempra Energy; Southwest Water Company

Frank M. Sanchez, 60                             12           None


"INTERESTED" DIRECTORS (4)
                                             Year first
                                             elected a
                                             Director or      Principal occupation(s) during past five years and
Name, age and                                officer of       positions held with affiliated entities or the principal
position with fund                           the fund (1)     underwriter of the fund



Paul G. Haaga, Jr., 54                          1987          Executive Vice President and Director,
Chairman of the Board                                         Capital Research and Management Company; Director,
                                                              The Capital Group Companies, Inc. (5); Director,
                                                              American Funds Distributors, Inc. (5)

Abner D. Goldstine, 73                          1987          Senior Vice President and Director, Capital
President                                                     Research and Management Company

Don R. Conlan, 67                               1996          President (retired), The Capital Group
                                                              Companies, Inc. (5)

                                             Number of
                                          boards within the
                                           fund complex (2)   Other
Name, age and                                 on which        directorships(3)
position with fund                         Director serves    held by Director

"INTERESTED" DIRECTORS (4)

Paul G. Haaga, Jr., 54                           17           None
Chairman of the Board

Abner D. Goldstine, 73                           12           None
President

Don R. Conlan, 67                                 7           None


THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION:
FUND SECRETARY.

(1) Directors and officers of the fund serve until their resignation, removal or retirement.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series(R) and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
(4) "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
(5)  Company affiliated with Capital Research and Management Company.


                                                              Principal occupation(s)
                                                              during past five years
                                             Year first       and positions held with
                                             elected an       affiliated entities or the
Name, age and                                officer of       principal underwriter of
position with fund                           the fund (1)     the fund

Other Officers

Mark H. Dalzell, 49                             1998          Senior Vice President, Capital Research Company (2)
Executive Vice President

Michael J. Downer, 48                           1994          Vice President and Secretary, Capital Research and
Vice President                                                Management Company; Secretary, American Funds
                                                              Distributors, Inc. (2); Director, Capital Bank and Trust Company (2)

Thomas H. Hogh, 40                              2001          Vice President, Capital International Research, Inc. (2)
Vice President

Julie F. Williams, 55                           1987          Vice President-- Fund Business Management Group,
Secretary                                                     Capital Research and Management Company

Sharon G. Moseley, 35                           2002          Vice President-- Fund Business Management Group,
Treasurer                                                     Capital Research and Management Company

Kimberly S. Verdick, 39                         1994          Assistant Vice President-- Fund Business
Assistant Secretary                                           Management Group, Capital Research and Management Company

Susi M. Silverman, 33                           2001          Vice President-- Fund Business Management Group,
Assistant Treasurer                                           Capital Research and Management Company


(1)  Directors  and  officers   serve  until  their   resignation,   removal  or
     retirement.
(2)  Company affiliated with Capital Research and Management Company.


OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823


TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065 Santa Ana, CA 92799-5065

P.O. Box 659522 San Antonio, TX 78265-9522

P.O. Box 6007 Indianapolis, IN 46206-6007

P.O. Box 2280 Norfolk, VA 23501-2280


CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070


COUNSEL
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228


INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, CA 90071-3462


PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406



There are several ways to invest in Capital World Bond Fund. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $100,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.77 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge ("CDSC") of up to 5% that declines over time. Class C shares were subject to annual expenses 0.83 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.07 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

THE AMERICAN FUNDS PROXY VOTING GUIDELINES -- USED TO DETERMINE HOW TO VOTE PROXIES RELATING TO PORTFOLIO SECURITIES -- ARE AVAILABLE UPON REQUEST, FREE OF CHARGE, BY CALLING AMERICAN FUNDS SERVICE COMPANY, VISITING THE AMERICAN FUNDS WEBSITE OR ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION WEBSITE AT WWW.SEC.GOV.

This report is for the information of shareholders of Capital World Bond Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2003, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.


[logo - American Funds(R)]

The right choice for the long term(R)

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 20 million shareholder accounts.

Our unique combination of strengths includes these five factors:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we pursue a consistent strategy, focusing on each investment's long-term potential.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. Nearly 70% of them were in the investment business before the sharp market decline of 1987.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.


29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

o  GROWTH FUNDS
   Emphasis on long-term growth through stocks
   AMCAP Fund(R)
   EuroPacific Growth Fund(R)
   The Growth Fund of America(R)
   The New Economy Fund(R)
   New Perspective Fund(R)
   New World FundSM
   SMALLCAP World Fund(R)

o  GROWTH-AND-INCOME FUNDS
   Emphasis on long-term growth and dividends through stocks
   American Mutual Fund(R)
   Capital World Growth and Income FundSM
   Fundamental InvestorsSM
   The Investment Company of America(R)
   Washington Mutual Investors FundSM

o  EQUITY-INCOME FUNDS
   Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
   The Income Fund of America(R)

o  BALANCED FUND
   Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

o  BOND FUNDS
   Emphasis on current income through bonds
   American High-Income TrustSM
   The Bond Fund of AmericaSM
   CAPITAL WORLD BOND FUND(R)
   Intermediate Bond Fund of America(R)
   U.S. Government Securities FundSM

o  TAX-EXEMPT BOND FUNDS
   Emphasis on tax-free current income through municipal bonds
   American High-Income Municipal Bond Fund(R)
   Limited Term Tax-Exempt Bond Fund of AmericaSM
   The Tax-Exempt Bond Fund of America(R)

   STATE-SPECIFIC TAX-EXEMPT FUNDS
   The Tax-Exempt Fund of California(R)
   The Tax-Exempt Fund of Maryland(R)
   The Tax-Exempt Fund of Virginia(R)

o  MONEY MARKET FUNDS
   The Cash Management Trust of America(R)
   The Tax-Exempt Money Fund of AmericaSM
   The U.S. Treasury Money Fund of AmericaSM

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. MFGEAR-931-1103

Litho in USA WG/INS/8071

Printed on recycled paper


ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.


ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that H. Frederick Christie, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.


ITEM 4 - Principal Accountant Fees and Services

Form N-CSR disclosure requirement not yet effective with respect to Registrant.


ITEM 5 - Audit Committee of Listed Registrants

Not applicable.


ITEM 6 - Reserved


ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 8 - Reserved

ITEM 9 - Controls and Procedures

(a) The officers providing the certifications in this report in accordance with rule 30a-2 under the Investment Company Act of 1940 have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


ITEM 10 - Exhibits

(a) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                Capital World Bond Fund, Inc.



                                By:   /s/ Abner D. Goldstine
                                      ----------------------------------
                                      Abner D. Goldstine, President and PEO

                                Date: December 9, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By:   /s/ Abner D. Goldstine
      --------------------------------------------------
      Abner D. Goldstine, President and PEO

Date: December 9, 2003





By:   /s/ Sharon G. Moseley
      --------------------------------------------------
      Sharon G. Moseley, Treasurer

Date: December 9, 2003